THE PROVIDENT RIVERFRONT FUNDS
-------------------------------------------------------------------------------
SUPPLEMENT TO THE COMBINED PROSPECTUS (DATED FEBRUARY 29, 2004) AND SAI (DATED FEBRUARY 29, 2004 (REVISED APRIL 16, 2004)) FOR THE PROVIDENT RIVERFRONT FUNDS AND THE PROSPECTUS (DATED FEBRUARY 29, 2004) AND SAI (DATED FEBRUARY 29, 2004 (REVISED APRIL 16, 2004)) FOR THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND.

Effective upon the completion of the acquisition of Provident Bank by National City, which will take effect on July 1, 2004, the Board of Trustees of the Provident Riverfront Funds approved at its June 23, 2004 special meeting an interim advisory agreement whereby the Funds' investment adviser will change from Provident Investment Advisors, Inc. to National City Investment Management Company.

In connection with the acquisition and adviser change noted above, the Board of Trustees also authorized the tax-free reorganization of the Provident Riverfront Funds with the Armada Funds, subject to shareholder approval. A special meeting of shareholders of the Provident Riverfront Funds will be scheduled. A proxy statement containing additional information will be sent to shareholders at a later date.




                                                                    July 1, 2004










Edgewood Services, Inc. (Distributor)

Cusip 768709842
Cusip 768709834
Cusip 768709602
Cusip 768709701
Cusip 768709867
Cusip 768709859
Cusip 768709404
Cusip 768709800
Cusip 768709305
Cusip 768709875
Cusip 768709107
Cusip 768709826


30868 (7/04)